New Hope for Serious Infections Analyst Day April 6, 2017

2 Forward-Looking Statements These slides and the accompanying oral presentation (the “Presentation”) contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the effectiveness, safety, long-acting nature, anticipated human dosing, potential to treat or prevent infections and other attributes of CD101 IV, as well as the incidence of fungal infections (and related potential market sizes) and the effectiveness, treatment protocols and estimated sales for competitive therapies. Statements regarding the effectiveness, safety, potential to treat infections and other attributes of and plans for CD201, as well as the intended design of current and future Cloudbreak compounds and and the effectiveness, treatment protocols and estimated sales for competitive therapies, are also forward-looking. Risks that contribute to the uncertain nature of the forward-looking statements include: the success and timing of Cidara’s preclinical studies, clinical trials and other research and development activities; regulatory developments in the United States and foreign countries; changes in Cidara’s plans to develop and commercialize its product candidates; Cidara’s ability to obtain additional financing; Cidara’s ability to obtain and maintain intellectual property protection for its product candidates; and the loss of key scientific or management personnel. These and other risks and uncertainties are described more fully in Cidara’s Form 10-K most recently filed with the United States Securities and Exchange Commission (SEC), under the heading “Risk Factors,” or other filings made with the SEC for the purpose of supplementing the description of Cidara’s risk factors in the Form 10-K referenced herein. All forward-looking statements contained in the Presentation speak only as of the date on which they were made. Cidara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This presentation also contains estimates and other statistical data made by independent parties and by Cidara relating to market size and growth and other data about Cidara's industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of the future performance of the markets in which Cidara operates are necessarily subject to a high degree of uncertainty and risk.

Cidara's Platform Technologies

Prophylaxis

Candidemia/Invasive Candidiasis



CD101 IV Echinocandin Antifungal

Development

Fungal pathogens

MDR Gram-negative bacteria



Cloudbreak™ Immunotherapy

Preclinical/Discovery

3

Agenda

CD101 Update	Unmet need for new and effective antifungal therapies	Andy Shorr, M.D.
	CD101 IV Efficacy, tissue penetration and safety	David Perlin, Ph.D.
	PK properties of CD101 IV "Shape Matters"	Paul Ambrose, Pharm.D.
	STRIVE update (Study design, expected timing)	Taylor Sandison, M.D.
	Unmet need for new antifungal prophylaxis	Kieren Marr, M.D.
	Market opportunity for CD101 IV	Paul Daruwala
Q&A		
MDR Pathogens and ID Immuno-therapy	Unmet need & pipeline of new agents	Neil Clancy, M.D.
Cloudbreak™ Immunotherapy Program	CD201: CARB-X, data & timing to IND	Kevin Forrest, Ph.D.
	Back-up molecules	
	Future opportunities	
Finance Update		Matt Onaitis
Closing & Q&A		

4

5 Speaker Introductions

6 Professor & Critical Care Physician, Georgetown University What is lacking in current antifungal treatment options for my patients? Andrew Shorr, M.D.

7 Executive Director & Professor, Public Health Research Institute Rutgers University Is CD101 poised to become a best- in-class echinocandin? David Perlin, Ph.D.

8 President, Institute of Clinical Pharmacodynamics Will the PK/PD of CD101 predict its differentiation and “success”? Paul Ambrose, Pharm.D.

9 Professor of Medicine & Oncology, Johns Hopkins Medical School As medical paradigms are shifting in immunocompromised patients, could CD101 be the over-arching antifungal prophylaxis treatment of the future? Kieren Marr, M.D.

10 Chief of Infectious Diseases VA Pittsburgh Healthcare System Is there a need for new approaches to treat resistant Gram-negative bacterial pathogens? Neil Clancy, M.D.

11 Introducing Dr. Andy Shorr  Andrew F. Shorr, MD, MPH, FCCP, FACP  Washington Hospital Center  Professor, Georgetown University, Washington, DC

Candida: A Growing Issue in Hospitalized Patients

Case Study: Candidiasis? Mr. L: MVA surgery History renal failure central line placed DAYS 0 4 6 8 10 14122 Fever 39.5oC Antibiotics Candidiasis suspected Lab confirms yeast in blood Candida glabrata confirmed EMPIRIC THERAPY 13

What worries me about this patient? 14

Candidiasis: most common IFI

Candidiasis: candidemia and deep tissue infections the most common IFIs. Aspergillus 2nd.

Echinocandins (incl. CD101) have good activity against both.

Candidemia: common blood-stream infection. Incidence rivals most common bacteria.

THE MOST COMMON INVASIVE FUNGAL INFECTIONS (IFIs)


Candidiasis 73%
Aspergillosis 13%
Mucor 2%
Fusariosis 1%
89%
n=7,526

Azie N et al.. Diagnostic Microbiology and Infectious Diseases 2012;73(4):293-300.
23 USA centers + 2 Canadian centers 2004-2008

15

Candida Causes the Majority of Deaths due to IFIs 2,500 4,500 22,500 67,500 Rare fungi Cryptococcus Aspergillus Candida U.S. 12-Week Mortality per Annum by Species 16

Mortality Rates are High Kullberg and Arendrup, NEJM, 2015 Invasive Candidiasis Candidemia • Crude mortality 40-60% • Attributable mortality ~10-15% • 50% severe sepsis • Hospital mortality 2x higher than mortality for other bloodstream infections 17

Rising resistance to azoles • Mostly due to non-albicans Candida species • C. krusei is always resistant to fluconazole • C. glabrata most common non-albicans species (US & EU)- & the main species developing resistance. • IDSA recommends to avoid azole therapy for C. glabrata and C. krusei 18

Non-albicans infections rising • Non-albicans Candida species are now more than 50% of the infecting strains • Up to 76% if history of azole prophylaxis 19

Mortality Varies By Species-Reflects Azole Resistance

Crude Mortality (%)

n=1,890 cases between 1995 and 2002


C krusei
59%
C glabrata
50%
C tropicalis
43%
C albicans
37%
C parapsilosis
28%
High mortality, but eclipsed by non-albicans

20

Wisplinghoff H et al. Clin Infect Dis. 2004;39(3):309-317.

Candida auris is an Emerging Serious Public Health Threat • Mortality approaches 70% in candidemia patients • Almost all resistant to azole and 40% resistant to polyenes (Ampho B) • 5-10% resistant to marketed echinocandins Clancy and Nguyen. CID, 2017. 21

Need for Prompt Appropriate Therapy for All Candida spp • Odds of mortality increases >30x if the incorrect drug is used or treatment delayed by ≥24 hours • All-cause mortality by treatment: – Echinocandins = ~30% – No or delayed treatment = 60-100% • Inadequate therapy leads to increased costs and hospital lengths of stay • Important to treat early AND with the most effective drug to improve outcomes 22

What are my treatment options? 23

The challenge of empiric and directed therapy DAYS 0 4 6 8 10 14122 Candidiasis suspected Lab confirms yeast in blood EMPIRIC THERAPY DIRECTED THERAPY Candida glabrata confirmed 24

IDSA/ESCMID: Echinocandins are First Line Therapy for IC • Echinocandins demonstrated superior to azoles in candidemia and most forms of IC – High incidence of non-albicans Candida is a driver for the superiority of echinocandins but echinocandins also superior in treating azole-susceptible C. albicans. • Use of echinocandins associated with reduced mortality in IC patients Andes, CID, 2012. Reboli, NEJM, 2007. 25

Echinocandins Could Be Improved • To safely target less susceptible Candida species either empirically or as directed therapy once identified • Once daily, IV-only therapy can lead to increased hospital lengths-of-stay, costs, and complications 26

Once Daily IV Echinocandins Complicates Outpatient Therapy • Echinocandins in outpatient setting requires once daily IV administration and PICC line placement • Alternative in azole-susceptible cases is for step- down to inferior oral fluconazole therapy – Increased therapy noncompliance and risk for 30-day hospital re-admission 27

What would improve my options? 28

A Better Echinocandin • Optimized PK/PD The safety profile of the echinocandin class that persists through higher exposures administered to overcome increasing rates of Candida resistance and improve outcomes. • Convenient Outpatient Dosing Dosing of first-line therapy available in the outpatient setting to reduce hospital length of stay (and associated in-hospital events) and costs 29

With a better echinocandin… Mr. L: MVA surgery History renal failure central line placed DAYS 0 4 6 8 10 14122 Fever 39.5oC Antibiotics Candidiasis suspected Lab confirms yeast in blood EMPIRIC Starting a ‘better echinocandin’ empiricially Candida glabrata confirmed DOCUMENTED OR Starting a ‘better echinocandin’ as directed therapy for less susceptible Candida strains …improves the likelihood of a successful outcome 30

31 Introducing Dr. David Perlin  David S. Perlin, Ph.D.  Executive Director and Professor, Public Health Research Institute, Rutgers Biomedical and Health Sciences Newark, New Jersey, USA

32 CD101: a next generation echinocandin

33 CD101 is a next generation echinocandin It has unique chemical properties that promote preclinical safety & efficacy, and position it as a potential best-in-class echinocandin

3434 ICAAC 2015 • Prolongs PK • Allows high exposures • Eliminates toxic degradation products • Enables multiple formulations once weekly dosing in clinical studies potential for improved efficacy potential for improved safety Intravenous and subcutaneous CD101 — A Differentiated Next-Generation Echinocandin Choline ether Structural modification yields improved chemical & biological properties Anidulafungin root 34

35 Plasma concentration-time curves for CD101 and anidulafungin in beagle dogs. TABLE 1 Half-lives and volumes of distribution for anidulafungin and CD101 after i.v. administration in beagle dogs Test article t1/2 (h) V (ml/kg) Anidulafungin 11.6 779 CD101 53.1 1,360 Kenneth D. James et al. Antimicrob. Agents Chemother. 2017;61:e01541-16 CD101: Prolonged half-life and stability

CD101: Potent activity against Candida and Aspergillus species similar to other echinocandins

CD101, anidulafungin and caspofungin tested against a panel including azole- & echinocandin-resistant strains

	Candida MIC_{90} (µg/mL)					*Aspergillus* MEC_{90} (µg/mL)*			
	C.albicans (n=351)	*C.glabrata* (n=200)	*C.tropicalis* (n=151)	*C.krusei* (n=116)	*C.parapsilosis* (n=192)	*A.fumigatus* (n=20)	*A.terreus* (n=19)	*A.niger* (n=16)	*A.flavus* (n=12)
CD101	**0.06**	**0.06**	**0.03**	**0.03**	**2**	**0.015**	**0.015**	**0.03**	**≤0.008**
Anidulafungin	0.03	0.12	0.03	0.03	2	0.015	0.015	<0.008	≤0.008
Caspofungin	0.12	0.25	0.25	0.5	1	0.03	0.12	0.12	0.06

*CLSI methodology was employed for MIC/MEC determination, MECs vs *Aspergillus* were determined for CD101, anidulafungin and caspofungin.
Combined JMI and Micromyx US and international surveillance studies, ICAAC 2014 & 2015

36

37 Study Type / Duration CD101 Summary Findings GLP Mutagenicity No Evidence of Mutagenicity GLP Chromosomal Aberrations No Evidence of Clastogenicity GLP Safety Pharmacology No CNS, Respiratory/Cardiovascular Concern GLP 4-week Study: Rats NOAEL after Repeat-dose was 34x Animal Efficacious Plasma Exposure GLP 4-week Study: Cynomolgus Monkeys NOAEL after Repeat-dose was 47x Animal Efficacious Plasma Exposure CD101 IV: Safe in Good Laboratory Practice (GLP) Toxicology Studies SAFETY: CD101 is very safe in preclinical toxicology studies Echinocandins are relatively safe as a drug class 4-week toxicology studies: no identified target organ toxicities Rat and monkey toxicity studies: NOAELs at 34x and 47x the efficacious dose (limited by solubility rather than observed adverse effects.)

38 Plasma Liver Enzymes Elevated ↑ Hepatocellular Necrosis Normal Plasma Liver Enzymes Normal Liver Histology AnidulafunginCD101 *Portal Tracts 20-min IV Infusion via tail vein at comparable plasma exposures 2-week Rat Hepatotoxicity Screening Study ICAAC 2015 CD101: Favorable liver histology following IV dosing

39 Uniform tissue penetration across major organs Longer half-life or elimination from different organs CD101 Tissue distribution is broad and sustained In rat model, IV CD101 reaches levels 4-fold higher than plasma in kidney, liver, lung, and spleen is eliminated more slowly than plasma levels

40 CD101 Subcutaneous: Exposure/Efficacy similar to IV PK profile from a 30 mg/kg subcutaneous administration in cynomologous monkeys with sustained exposures for 10 days

41 CFU in Kidneys of Mice 24 hours after infection with C. albicans and treatment with Anidulafungin or CD101 IV Lo g 1 0 CFU /Ki d n e ys Untreated Control Cohort 2 Cohort 3 1 2 3 4 5 0 0.5 mg/kg* 1.5 mg/kg**0.0 mg/kgDOSE *Statistically Significant at p < 0.005 **Statistically Significant at p < 0.05 CD101 IV: Superior efficacy at equivalent doses

CD101 penetrates and accumulates at a higher level at site of infection than micafungin, even as tissue levels of drug decline

Drug distribution in liver after single dose CD101 at 20 mg/kg determined by MALDI MS Imaging



6h
72h
Fungi location stained by GMS

Multidoses Micafungin vs. single dose CD101



tissue drug level (µg/ml)
0
10
20
30
40
50
60
70
2 doses MCF
3 doses MCF
single dose CD101
Lesion (48h)
surround (48h)
Lesion (72h)
surround (72h)
Lesion (48h)
surround (48h)
Lesion (72h)
surround (72h)

Zhao and Perlin, Microbe 2016; and unpublished

42

Efficacy of antifungals - difference relative to the initial counts Initi al 2 hr co un ts Ve hi cl e, IP , 4 8 h r FL U , 2 0 m g/ kg, P O A M -B , 1 mg/ kg, IV A M -B , 3 mg/ kg, IV C D 10 1, 3 m g/ kg, IP C D 10 1, 1 0 mg/ kg , I P C D 10 1, 3 0 mg/ kg , I P -3 -2 -1 0 1 2 3 4 48 hr after infection Initi al 2 hr co un ts Ve hi cl e, IP , 7 2 h r FL U , 2 0 m g/ kg, P O A M -B , 1 mg/ kg, IV A M -B , 3 mg/ kg, IV C D 10 1, 3 m g/ kg, IP C D 10 1, 1 0 mg/ kg , I P C D 10 1, 3 0 mg/ kg , I P -3 -2 -1 0 1 2 3 4 72 hr after infection 48 hr 72 hr Kid n e y Burde n Change i n cou n ts (L o g 1 0 ) *** *** *** *** *** p < 0.001 (reduction) CD101 highly effective against azole-resistant strain of C. albicans (R357) in disseminated candidiasis model Kid n e y Burde n Change i n cou n ts (L o g 1 0 ) 43

44 Candida auris is highly drug-resistant and causes high mortality

CD101 highly effective in vitro and in vivo against drug resistant Candida auris

In vitro susceptibility according CLSI Methodology

C. auris strain #	CD101		Caspofungin		Micafungin		Fluconazole		FKS1
	24 h	48 h	24 h	48 h	24 h	48 h	24 h	48 h	
VPCI 669/P/12	0.5	0.5	0.25*	>16**	0.125	0.25	>128	>128	WT
VCPI 671/P/12	0.5	0.5	0.25*	>16**	0.125	0.25	>128	>128	WT
VCPI 674/P/12	0.25	0.25	0.25*	0.25*	0.06	0.125	>128	128	WT
VCPI 683/P/12	0.5	0.5	0.25*	>16**	0.125	0.25	>128	>128	WT
VCPI 692/P/12	0.5	0.5	0.25*	>16**	0.125	0.25	>128	>128	WT
VCPI 712/P/12	0.25	0.25	0.25*	0.25*	0.125	0.125	>128	128	WT
VCPI 471/P/13	0.5	0.5	1*	>16**	0.25	0.25	>128	>128	WT
VCPI 475/P/13	0.5	0.5	0.25*	0.25*	0.125	0.25	>128	64	WT
VCPI 478/P/13	0.25	0.25	0.25*	>16**	0.125	0.125	>128	128	WT
VCPI 479/P/13	0.25	0.25	0.5*	>16**	0.125	0.125	>128	128	WT
VCPI 480/P/13	0.25	0.25	0.5*	>16**	0.125	0.125	>128	>128	WT
VCPI 482/P/13	0.25	0.25	0.5*	>16**	0.125	0.125	>128	>128	WT
VCPI 483/P/13	0.25	0.25	0.25*	0.25*	0.125	0.125	>128	128	WT
VCPI 1130/P/13	0.5	0.25	0.5*	0.5*	0.125	0.125	32	64	WT
VCPI 1132/P/13	0.5	0.25	0.5*	0.5*	0.125	0.125	128	128	WT
VCPI 1133/P/13	>16	>16	>16	>16	>16	>16	>128	>128	S645F/S

45

46  CD101 is a next-generation echinocandin with expected spectrum of antifungal activity and in vivo efficacy.  CD101 is distinguished from other ECN class drugs by its exceptional chemical stability promoting extended PKs, high exposure levels in tissue and at site of infection and overall safety.  In nonclinical toxicology studies, CD101 displays an excellent safety profile and may be safer than certain other echinocandins  Ability to treat safely with high exposures is a key to improved efficacy in nonclinical candidiasis models and predicts improved outcomes in patients. o Accordingly, CD101 is an ideal candidate as a new best-in-class echinocandin Summary

47 Introducing Dr. Paul Ambrose  Paul Ambrose, Pharm D. FIDSA  President, Institute for Clinical Pharmacodynamics, Inc.

Institute for Clinical Pharmacodynamics, Inc. Schenectady, New York Echinocandin Dosing An Opportunity for Improvement

Where are we going today… ● How are we selecting systemic antimicrobial dosing regimens today? o Does PK-PD forecast the future? o How do we know that we can sometimes do better? ● Are current echinocandin dosing regimens PK- PD optimized? ● What does a PK-PD-optimized CD101 regimen look like? 49

PK-PD answers critical questions 50

The PK-PD Approach 51

Bulik CC, Bhavnani SM, Hammel JP, Forrest A, Dudley MN, Ellis-Grosse EJ, Drusano GL, Ambrose PG. Evaluation of the Probability of Regulatory Approval Based on Pre-Clinical PK-PD Target Attainment For Community-Acquired and Hospital-Acquired Pneumonia. A-295. 53rd InterScience Conference on Antimicrobial Agents and Chemotherapy. September 10-13, 2013, Denver CO. PK-PD forecasts the future! 52

Andes D. In vivo pharmacodynamics of antifungal drugs in treatment of candidiasis. Antimicrob Agents Chemother. 2003;47:1179-86 Efficacy for echinocandins and triazoles is driven by AUC:MIC ratio 53

Ceftolozane-Tazobactam● Yes! Well, the majority of time, anyway ● The dose-fractionation design provides information on maintenance regimen performance ● It does not provide information on: o The impact of loading doses, o The optimal length of therapy, or o Resistance emergence Does dose-fractionation work? 54

Can the shape of the AUC influence outcome? Okusanya OO, Forrest A, Booker BM, Bhavnani SM, Girard D, Ambrose PG. Pharmacokinetics and pharmacodynamics of azithromycin in gerbils with Haemophilus influenzae middle ear infection. Presented at 106th American Society for Clinical Pharmacology and Therapeutics, 2005 Azithromycin (500 mg load, then 250 mg/day, 500 mg QD X 3 days or 1500 mg once) against H. influenzae in a Mongolian gerbil acute otitis media infection model 55

● A front-loaded regimen is defined as one where a significant portion of the total regimen exposure is administered early in therapy o Represents one of the ways we can change exposure shape to optimize outcome ● Can be accomplished as a single large dose or as multiple large doses followed by maintenance doses ● Similar to a loading dose, but for pharmacodynamic rather than pharmacokinetic reasons What is front-loading? Ambrose PG, Drusano GL, Craig WA. In vivo activity of oritavancin in animal infection models and rationale for a new dosing regimen in humans. Clin Infect Dis 2012; 54(S3):S220-228.

Why consider front-loading? ● Highest exposure at the time of greatest bacterial density results in the greatest kill possible o Optimizes the likelihood of positive clinical outcome, o Reduces the likelihood of spontaneous mutation, and o Helps eliminate a preexisting resistant subpopulation ● Clinical data suggests that front-loaded regimens may be more effective than standard fixed dose regimens o Oritavancin, azithromycin Ambrose PG, Drusano GL, Craig WA. In vivo activity of oritavancin in animal infection models and rationale for a new dosing regimen in humans. Clin Infect Dis 2012; 54(S3):S220-228. 57

Where are we going today… ● How are we selecting systemic antimicrobial dosing regimens today? o Does PK-PD forecast the future? o How do we know that we can sometimes do better? ● Are current echinocandin dosing regimens PK- PD optimized? ● What does a PK-PD-optimized CD101 regimen look like? 58

Ceftolozane-Tazobactam Echinocandin dosing regimens leave… Bader JC, Lakota EA, Bhavanani SM, Ambrose PG. Emerging Candida glabrata Resistance and Echinocandin Dosing: A Call to Arms!, Poster No. 1973. Infectious Diseases Society of America IDWeek 2016, New Orleans, LA. October 26-30, 2016. significant room for improvement! 59

Where are we going today… ● How are we selecting systemic antimicrobial dosing regimens today? o Does PK-PD forecast the future? o How do we know that we can sometimes do better? ● Are current echinocandin dosing regimens PK- PD optimized? ● What does a PK-PD-optimized CD101 regimen look like? 60

Ceftolozane-Tazobactam Same CD101 AUC delivered three different ways… Lakota EA, Bader JC, Thye D, Bartizal K, Ong V, Bhavnani SM, Ambrose PG, Rubino CM. Pharmacokinetic-Pharmacodynamic Target Attainment Analyses to Support the Selection of Extended Interval CD101 Dosing Regimens, Poster No. 1994. Infectious Diseases Society of America IDWeek 2016, New Orleans, LA. October 26-30, 2016. 61

…results in different outcomes CD101 exposure shape matters! Lakota EA, Bader JC, Thye D, Bartizal K, Ong V, Bhavnani SM, Ambrose PG, Rubino CM. Pharmacokinetic-Pharmacodynamic Target Attainment Analyses to Support the Selection of Extended Interval CD101 Dosing Regimens, Poster No. 1994. Infectious Diseases Society of America IDWeek 2016, New Orleans, LA. October 26-30, 2016.

Front-loaded CD101 dosing regimens presents an opportunity to… …deliver drug exposures: ● In a PK-PD-optimized manner, ● Improve compliance, and ● Ability to treat less-susceptible isolates Lakota EA, Bader JC, Thye D, Bartizal K, Ong V, Bhavnani SM, Ambrose PG, Rubino CM. Pharmacokinetic-Pharmacodynamic Target Attainment Analyses to Support the Selection of Extended Interval CD101 Dosing Regimens, Poster No. 1994. Infectious Diseases Society of America IDWeek 2016, New Orleans, LA. October 26-30, 2016. 63

Ceftolozane-Tazobactam So when does front-loading really matter… Bader JC, Lakota EA, Bhavanani SM, Ambrose PG. Emerging Candida glabrata Resistance and Echinocandin Dosing: A Call to Arms!, Poster No. 1973. Infectious Diseases Society of America IDWeek 2016, New Orleans, LA. October 26-30, 2016. …when facing the resistance challenge! Fre e -dru g P lasma A U C 0 -2 4 : M IC R at io 50 100 150 Day of Therapy 1 147 Caspofungin 70mg followed by 50mg q24h (MIC=0.25) 64

Conclusions… •There is significant room for improvement in how echinocandins are dosed, especially… o Anidulafungin and micafungin o Caspofungin against less susceptible strains • CD101 clearly benefits in vivo from front-loading exposure o Optimizes the likelihood of positive clinical outcome, o This reduces the likelihood of spontaneous mutation, and o Helps eliminate preexisting resistant subpopulations 65

Thank you for your attention.

67 Introducing Dr. Taylor Sandison  Chief Medical Officer, Cidara Therapeutics  M.D. and M.P.H. from the University of Washington  Diploma in Tropical Medicine and Hygiene (DTM&H) from the London School of Hygiene and Tropical Medicine  Board certified in Infectious Diseases and Internal Medicine.

CD101 Clinical Trials

69 CD101 IV: Streamlined Development Plan PK and safety in healthy volunteers Double-blind vs. echinocandin in candidemia Phase I Phase II Non-inferiority vs. echinocandin in candidemia IND I II III Phase III + invasive candidiasis 69

70 Phase 1 SAD and MAD Study Designs DOSE 50mg 100mg 200mg 400mg CD101 IV Placebo TOTALS 6 6 6 6 2 2 2 2 24 8 32 1o Objective: Safety, tolerability and pharmacokinetics Safety Assessments included: AEs, ECGs, Hematology, Chemistry, Urinalysis, Vital Signs, PE Duration: Subjects followed for 21 days after dosing Single-Ascending Dose (SAD) Study DOSE 100mg 200mg 400mg CD101 IV Placebo TOTALS 6 6 6 2 2 2 18 6 24 Multiple-Ascending Dose (MAD) Study

71 Summary — CD101 IV Phase 1 SAD/MAD Studies No severe or serious AEs No withdrawals due to AEs PK was dose - proportional and supports once weekly dosing No clinically significant laboratory abnormalities in any CD101 subject Adverse Events (AEs): CD101 well tolerated CD101 IV: safe and well- tolerated up to 400mg 1x weekly for 3 weeks Liver function tests normal 71

STRIVE trial: Candidemia & Invasive Candidiasis


Mycological response
Mycological & Clinical response 1º END POINT
Mycological & Clinical response (IC only)
Mycological & Clinical response
CD101 IV 400/400/(400)mg
n=30
Dosing day
1 7 14 21 28
1 5 8 14 15 (optional) 22 (optional) 28 45-59
CD101 IV 400/200/(200)mg
n=30
Dosing day
1 7 14 21 28
1 5 8 14 15 (optional) 22 (optional) 28 45-59
Caspofungin IV 70/50/(50)mg
n=30
1 7 14 21 28
1 2 5 14 15-28 (optional) 28 45-59
70mg
50mg daily→

72

73 Impact of multiple doses, MIC100 73

74 STRIVE on Target for Topline data in Q4 2017  Sites currently active in US, Spain, Italy, Greece, Bulgaria  Build out Phase 2 study in preparation for Phase 3 • Activating new sites: Canada, Belgium, Hungary, Romania, Russia • Adding invasive candidiasis patients to the study patient population 74

75 FDA Agrees to Program with Single Phase 2 and Phase 3  Phase 2 (STRIVE) study and Phase 3 study will have similar study design, inclusion/exclusion criteria, and enrollment expectations  Phase 3: Non-inferiority trial design vs caspofungin  Phase 3 scheduled to start mid-2018  Planning concurrent IC-only Phase 2 study to increase numbers of IC patients for the indication  In negotiations with FDA for NI margin to confirm sample size  Assumptions may change depending on outcome of FDA negotiations 75

CD101 IV: On Track for Approval in Candidemia/IC



2016
2017
2018
2019
2020
2021
CD101 IV for systemic infections
Ph2 Candidemia/IC
Data
Ph3 Candidemia/IC
Data
Ph2 Invasive Candidiasis Study
Data
NDA
CD101 IV for prophylaxis
Prophylaxis Ph2, or
Data
Prophylaxis Ph2b/3
Data

- Streamlined program for 1x weekly CD101, projected for approval 2021
- Excellent safety in Phase 1 studies
- Phase 2 on target for topline data end 2017

Program de-risked by solid nonclinical studies, known efficacy/safety in echinocandin class, and optimized PK for improved efficacy/safety and convenient dosing

76

77 Introducing Dr. Kieren Marr  Professor of Medicine, Johns Hopkins School of Medicine  Professor of Oncology, Sidney Kimmel Comprehensive Cancer Center  Professor of Business, JH Carey School of Business  Vice Chair for Innovation in Healthcare Implementation  Director, Transplant and Oncology Infectious Diseases

Antifungals and Opportunities Kieren A. Marr MD

Immunocompromised Conditions: Increasing Novel Therapies: Infectious burden poorly defined US Data Prevalence of condition In c id e n c e o f IS C om p lic a ti o n Thomson Reuters Disease Prevalence / Incidence Database 79

GAFFI Estimates: IFI

JOHNS HOPKINS MEDICINE

Fungal Infection	Case fatality rate	Estimated deaths	Comments
PCP	~15% in AIDS ~50% non-AIDS	>80,000	Underestimate: Most cases in Africa not diagnosed; difficult diagnosis in non-AIDS
Invasive aspergillosis	~50% mortality in developed world if treated	>100,000	Many missed diagnoses globally
Candida bloodstream infection	~40% mortality treated	>120,000	Underestimate: visceral disease
Others	Varied, some over 50%	~1,150,000	>450,000 due to chronic pulmonary aspergillosis

80

• Invasive candidiasis – Neutropenia – BMT • Invasive pulmonary mould infections (aspergillosis and others) – Neutropenia – BMT – Cellular – suppressing biologics • PneumoCystis Pneumonia (PCP) – BMT – Cellular – suppressing biologics Heme Malignancy Patients 81

Hematopoietic stem cell transplants in the US Source: Center for International Blood & Marrow Transplant Research, 2011 60,000 globally 82

Biologic therapies increase risk Prolonged suppression of many arms of immune system. Different fungal infections, esp. aspergillus, PCP. TNF Inhibitors Anakinra Tocilizumab Abatacept Rituximab Infliximab Adalimumab Etanercept Certolizumab Golimumab 83

Historical Paradigms for Preventing IFI -7 0 7 14 21 28 35 42 49 56 63-14 0.1 1 10 Granuloc y te s Day Prophylaxis spans a risk period Empirical Pre-emptive Clinical symptoms/signs Antigenemia / PCR GVHD 84

Successful Prophylaxis Requires Balance SAFETY TOLERABILITY EASE OF ADMINISTRATION EFFICACY Balance 85

Prophylaxis Standards


Prophylaxis: mould-active azoles: posaconazole or voriconazole
Prophylaxis: Fluconazole
Prophylaxis: mould-active azoles: posaconazole or voriconazole
Anti-PCP Prophylaxis: Bactrim, dapsone, atovaquone (6mo.)
Granulocytes
10
1
0.1
GVHD
-14
-7
0
7
14
21
28
35
42
49
56
63
Day

86

Many Problems with Azoles • Azoles pre-engraftment and with GVHD – Liver toxicities, neuro toxicities – Rash, skin cancer, intolerance – Level monitoring – On & off - drug interactions – Breakthrough infections common 87

Many Problems with Bactrim… • Bactrim post-engraftment (6mo.) – Rash / “allergy” in 20% – Kidney toxicity – Bone marrow toxicity – Intolerance  dapsone, atovaquone, pentamidine • Less effective; 10% breakthrough, 50% mortality 88

• Trimethoprim-sulfamethoxazole (TMP-SMX) recommended first-line agent based on efficacy (83% reduction in PCP mortality) • TMP-SMX discontinuation rates between 20–40% • Tolerability of TMP-SMX alternatives (dapsone, atovaquone, pentamidine) even worse, and breakthrough common (10–20%) • TMP-SMX resistance is of growing concern in the HSCT population • In the absence of prophylaxis, the PCP rate in HSCT is 14% Pneumocystis (PCP) Neumann Et al. Ann Hematol (2013) 92:433–442. Martens et al. Antimicrob Chemother 2016; 71: 2397–2404. Green et al. Cochrane Database Syst Rev 2007; issue 3: CD005590. De Castro et al. Bone Marrow Transplantation (2005) 36, 879–883. Porollo et al. Curr Drug Targets. 2012 Nov; 13(12): 1575–1585. 89

Biologics: increasing troubles with PCP • TNFα inhibitors: example: Campath, etanercept • Tyrosine kinase inhibitor: Ibrutinib – PCP infection warning added to label April ‘17 • Rituxan (especially in certain diseases: CLL, vasculitis) • B Cell receptor PI3K inhibitor: Idelalisib clinical trials stopped in 2016 due to increased deaths due to infections including PCP and CMV Küppers R, et al. J Clin Invest. 2012;122:3439-3447; Dutton A, et al. J Pathol. 2005;205:498-506. 90

91

• Azoles work well to prevent yeasts and molds but use is limited by intolerance, toxicity and drug interactions – Breakthrough infection still very common • PCP is preventable but current drugs limited by intolerance and toxicities – Breakthrough infection becoming more common • High mortality at high cost • Growing risks in non-transplanted patients who have prolonged immunosuppression (biologics) Unmet Needs 92

Opportunity: CD101 to prevent Candida, Aspergillus and PCP

JOHNS HOPKINS MEDICINE

- Echinocandins have shown efficacy in a range of PCP models, but not all echinocandins show the same efficacy
- Echinocandins may play a larger role in PCP prevention given the higher escalating rates of P. jirovecii resistance to TMP-SMX
- CD101 strongly inhibits βD glucan synthesis, the main proponent for inflammation and symptoms
- Efficacy: First monotherapy effective in preventing Candida, Aspergillus and PCP
- Safety/Tolerability: Enhanced profile over polyenes, azoles and TMP-SMX

Cushion. PLoS One. 2010; 5(1). Nelson et al. Thorax 2011;66:537e538. Tu et al. Nephrology 18 (2013) 736-742

93

PCP prophylaxis with CD101 Highly effective Cushion. ASM and ASH 2016 STUDY DESIGN 10 mice per arm Infected with P. murina by intranasal inoculation Immunosuppression with dexamethasone throughout study CD101 was administered at the same time the mice were infected Quantification of PCP from lung *Denotes statistical significance reduction from C/S group - p value <0.05 RESULTS There was no difference in efficacy among 5 of the CD101 treatment groups and TMP/SMX, with no observed organisms’ CD101 400 mg humanized dose 94

Aspergillus prophylaxis with CD101, 100% success at humanized doses 10 mg/kg ≈ human dose of 200mg. Mice clear CD101 2-3 fold faster than humans. Accepted abstract ECCMID 2017 STUDY DESIGN 6 mice per arm Controls: Amphotericin B control 3 mg/kg; CD101 at 3 mg/kg; one hour after infection 9 CD101 groups at 5, 10 and 20 mg/kg as prophylaxis was once at Day -5, -3 or -1 before infection All animals immunosuppressed Day 0, infected with A. fumigatus DAYS 100 75 50 25 0 5 10 15 Vehicle CD101, 5mg/kg, SC day -5 CD101, 5mg/kg, SC day -3 CD101, 5mg/kg, SC day -1 All 10 & 20mg/kg and Controls A. fumigatus Prophylaxis Immunocompromised Mice S U R V IV A L (% ) 95

CD101: broad spectrum prophylaxis clinical trial -7 0 7 14 21 28 35 42 49 56 63-14 0.1 1 10 Gr a nulo c y te s Day CD101 Prophylaxis Clinical symptoms/signs Antigenemia / PCR GVHD Hypothesis: CD101 will be safe and effective in preventing IFI (inclusive of PCP) Phase 2 / 3 (vs. adaptive) design in allo-BMT 12-weeks CD101 vs. standard therapy … 120 96

97 Introducing Paul Daruwala  Chief Commercial Officer, Cidara Therapeutics

98 Large IFI market, but echinocandins constrained CONSTRAINTS TODAY • Once daily IV, so mainly inpatient drugs • Low exposure, so suboptimal dosing 1.1 2.6 0.5 4.2 Polyenes Echinocandins Azoles USD Billions

99 CD101: blockbuster potential in $4.2B market 1.1 2.6 0.5 4.2 Polyenes Echinocandins Azoles ~2x USD BillionsRELEASING THE CONSTRAINTS • Penetrate treatment market - inpatient - outpatient • Penetrate prophylaxis market

100 inpatient Treatment covers both inpatients & outpatients U.S. Weeks of Treatment with Systemic Antifungals (Millions)1 Inpatient Hospital Outpatient (1.6M Patients) ~40% of inpatients on Antifungals are discharged on Antifungals, with 2.3 weeks average duration 1.8M 1.5M TREATMENT 1. AMR Hospital Guide 2013 2. UoHouston Chart Audit 2016, Submitted for publication

101 inpatient TREATMENT Inpatient 1.8M Echinocandin 315K Echinocandin Documented infection; more invasive Treatment >5 days; early discharge 215K • Lower Risk (Azoles) • Salvage (Ampho B) • More empiric ‘Candin’ use • Candin duration <5 days • Step down or discontinue Segment/Weeks of Therapy IMS - AMR Audit 2014 Inpatient treatment target market size (U.S.) TARGET NON-TARGET

CD101 is attractive for inpatient treatment

TREATMENT
inpatient

Target Segment

Use Echinocandin:

- Documented Infection
- More invasive
- Treatment >5 days
- Early discharge
- 215K weeks of therapy

Drivers favoring CD101 in Target Segment vs Non Target Segment

- Harder to treat, more invasive disease
- 3X inpatient duration (1.8wks) [1]
- 5X more azole and candin resistance[2]
- 3X more likely to be discharged on 'candin'[2]
- 10-20% can be discharged 1-4 days earlier[3]
- *15% of patients account for 37% Candin use*[1]

1. IMS - AMR Audit 2014
2. UoHouston Chart Audit 2016, Submitted for publication
3. Qualitative research Payor/Provider/Pharmacist/KOL N=34, 2016

CD101 Differentiation

Andy Shorr
Enhanced efficacy
Discharge/economics

David Perlin
Differentiated
Tissue penetration

Paul Ambrose
PK/PD optimized
Shape Matters

102

103 inpatient Treatment: inpatient market example (U.S) 1.8M Total U.S. Inpatient Weeks of Therapy Example Share of Target Weeks of Tx 215K (12% of total) 37% (4.5% of total) Target Segment Weeks of Therapy Example Revenue in Target Segment ($) 200M Example Price per Week ($) 2500 One day in ICU = $4700 One day in Gen Ward = $1500 One week of caspofungin at launch = $2400 One week outpatient micafungin = $2700 TREATMENT

104 outpatient Outpatient treatment TREATMENT Inpatient Hospital Outpatient (1.6M Patients) ~40% of inpatients on Antifungals are discharged on Antifungals, with 2.3 weeks2 average duration 1.8M 1.5M 1. AMR Hospital Guide 2013 2. UoHouston Chart Audit 2016, Submitted for publication U.S. Weeks of Treatment with Systemic Antifungals (Millions)1

105 Outpatient treatment target market size (U.S.) 120K Documented IFI or >5d tx 180K Empiric ‘Candin’ or <5d tx 6%/11K 16%/19K Patients Discharged on Echinocandin Inpatients on Echinocandin 30K patients Target: Weeks of Candin Therapy Outpatient 136K weeks 2021 10% Current growth/yr 70K weeks 2014 2.3 weeks/ patient 300K outpatient TREATMENT 2. UoHouston Chart Audit 2016, Submitted for publication 1. AMR Hospital Guide 2013 1. AMR Hospital Guide 20132. UoHouston Chart Audit 2016, Submitted for publication

106 outpatient CD101 is attractive for outpatient treatment Post discharge echinocandin 136K weeks of therapy 2021 Target Segment • Segment growing 10% per year1 • Unlike new once weekly antibiotics, low payor interest in pushing back for patients with prior documented inpatient fungal infections2 1. IMS. 2009-2014 2. U.S. Qualitative Payor Research. 6 MCOs covering 43 million lives, 2016 “ If a patient needs IV for a fungal infection, I defer to specialist for the best therapy, these are sick patients with long hospitalizations, we don’t want to mess with them and cause a re- hospitalization, that’s the last thing we want” US MCO Payor CD101 Opportunity Drivers favoring CD101 for treatment post discharge TREATMENT

107 outpatient CD101 is attractive for outpatient treatment Post discharge echinocandin 136K weeks of therapy 2021 Target Segment • Segment growing 10% per year1 • Unlike new once weekly antibiotics, low payor interest in pushing back for patients with prior documented inpatient fungal infections2 1. IMS. 2009-2014 2. U.S. Qualitative Payor Research. 6 MCOs covering 43 million lives, 2016 3. UoHouston Chart Audit 2016, Submitted for publication 4. Pharmerit: 2014: OPAT: Micafungin cost per day (WAC) - $187, Cost of PICC placement - $1,024, Per diem OPAT costs CD101 Opportunity Drivers favoring CD101 for treatment post discharge TREATMENT 0 1000 2000 3000 4000 5000 6000 7000 2 weeks OPAT4 Micafungin 2014 2021 Generic Est. • Room for growth: 30% on candin on last day of hospitalization yet 10% discharged on candin3 • Daily IV outpatient echinocandin is expensive 4 (even generic) and inconvenient4 Per diem OPAT PICC Placement Drug Cost

108 Example Share of Target Weeks of Tx 136K 75% Target Segment Weeks of Therapy Example Revenue in Target Segment ($) 255M Example Price per Week ($) 2500 Treatment: outpatient market example (U.S.) outpatient TREATMENT “It would have to be a lot more expensive of a drug for it not to be considered primary therapy in the outpatient setting. If you can give it less often and efficacy is at least the same, that's a no brainer” US Pharmacist

109 PROPHYLAXIS Est. Weeks of Prophylaxis1 14,000 21,000 22,000 31,000 68,000 82,000 Liver Lung ALL Heart AML Allo HSCT Prophylaxis: an increasingly important target 1. (2-12 wks of prophylaxis per patient for Candida and Aspergillus per guidelines) x (90% of number of patients in each group) Total 238 K $75 $106 $149 $212 $284 2012 2013 2014 2015 2016 U.S. Posaconazole Sales ($)2 RAPID SEGMENT GROWTH 2. Company reported sales (~600M globally) PCP prophylaxis >12 wks not included

110 Target Segment1 ‘Go-To for Intolerant’ to Azoles or Bactrim Prophylaxis market example (U.S.) Est. weeks of prophylaxis for Candida, Aspergillus and PCP in first 90 days post transplant PROPHYLAXIS Example Share Example Revenue ($) Example Price per Week ($) 20% 2500 120M 1. (2-12 wks of prophylaxis per patient for Candida and Aspergillus per guidelines) x (90% of number of patients in each group) Total 238 K ‘Game Changer’ displaces azoles & Bactrim 60% 2500 360M PCP prophylaxis >12 wks not included

111 CD101: Accessing multiple segments drives value 1 2 3 $200 $255 U.S. TREATMENT inpatient outpatient $200 $255 $360 US PROPHYLAXIS $200 $255 $120 CD101 IV Peak Revenue Example Go-To for Intolerant Game Changer Ex-U.S. $ Market Value ≈ U.S.

112 Introducing Dr. Cornelius Clancy  Cornelius J. Clancy, M.D.  VA Pittsburgh Healthcare System, University of Pittsburgh Medical Center

Unmet needs in treating antibiotic-resistant Gram negative bacterial infections Cornelius J. Clancy, M.D. VA Pittsburgh Healthcare System University of Pittsburgh Medical Center 113

Antibiotic resistance is a problem at UPMC 0 100 200 300 400 500 2 0 0 0 '0 2 '0 4 '0 6 '0 8 '1 0 '1 2 '1 4 2 0 1 6 2 0 0 0 '0 2 '0 4 '0 6 '0 8 '1 0 '1 2 '1 4 2 0 1 6 2 0 0 0 '0 2 '0 4 '0 6 '0 8 '1 0 '1 2 '1 4 2 0 1 6 2 0 0 0 '0 2 '0 4 '0 6 '0 8 '1 0 '1 2 '1 4 2 0 1 6 2 0 0 0 '0 2 '0 4 '0 6 '0 8 '1 0 '1 2 '1 4 2 0 1 6 Pseudomonas aeruginosa Klebsiella pneumoniae Acinetobacter baumannii Enterobacter cloacae Escherichia coli Carbapenem-resistant infections by year (unique patients) C ase s >500 patients per year infected with CR-Gram negative bacteria 114

Antibiotic resistance is highly dynamic Individual Resistance Determinants1 Carbapenem- resistant K. pneumoniae ST258 strains 1. Resistance genes and resistance-bearing plasmids (n=50 genetic determinants) Aminoglycoside modifying enzymes Beta-lactamases Quinolone resistance genes Resistance plasmids Porin mutan ts New antibacterial agents that bypass existing multiple resistance mechanisms CLINICAL NEED: 115

Antibiotic resistance is highly dynamic



Individual Resistance Determinants[1]
Present
Absent
Carbapenem-resistant *K. pneumoniae* ST258 strains
Patient A, t_0
Patient Q, t_0
Patient Q, t_1
Aminoglycoside modifying enzymes
Beta-lactamases
Quinolone resistance genes
Resistance plasmids
Porin mutants

CLINICAL NEED: New antibacterial agents that bypass existing multiple resistance mechanisms

1. Resistance genes and resistance-bearing plasmids (n=50 genetic determinants)

116

Our last line of defense is being breached

2015 | 2016

Q4	Q1	Q2	Q3
First report of transmissible colistin *mcr-1* resistance gene	Mcr-1 resistance plasmid found in carbapenem-resistant *Enterobacteriaceae* Mcr-1 found in CRE + NDM-9 *E. coli* *mcr-1* gene found in at least 19 countries	MDR *E. coli* harboring *mcr-1* and $bla_{CTX\text{-}M}$ genes detected – first case in US Second US case reported in June	

Sources:
Liu YY et al. Lancet Infect Dis. 2016 Feb;16(2):161-8.
Du H Lancet Infect Dis. 2016 Jan 29. Yao X et al. Lancet Infect Dis. 2016 Jan 29, Bloomberg.
AAC 2016 May 26 online; doi:10.1128/AAC.01103-16

117

Late-stage and recently approved agents

	ESBL	KPCs	MBL	*P. aeruginosa*	*A. baumannii*
Ceftazidime-avibactam	✓	✓		✓	
Ceftolozane-tazobactam	✓			✓	
Imipenem-relebactam	✓	✓		✓	
Meropenem-vaborbactam	✓	✓			
Plazomicin	✓	✓	✓ (not NDM-1)		
S-649266	✓	✓		✓	✓

118

A recent, typical case of resistance at UPMC 65 y/o woman; double lung transplant for COPD. Fever; shortness of breath. On admission required ventilation. 0 10 20 30 40 50 60DAY Pneumonia Meropenem Septic shock Altered mental status C-R K. pneumoniae TREATMENT LAB RESULT Ceftazidime- avibactam 2 types of ESBL K. pneumoniae ESBL K. pneumoniae C-R & ESBL K. pneumoniae Meropenem Persistent hypotension and pneumonia New fevers persistent pneumonia CT B Meropenem + Gentamicin 119

Outcomes of CR-Kp infections are poor 2013 2014 2015 2016 n= 61 86 100 105 Carbapenem + Colistin or + Gentamicin 46% Ceftazidime- avibactam 56% Year of patients develop resistance to Ceftazidime- avibactam 14% Success1 1. Survival >30 days and eradication of bacteria >30 days Similar emergence of resistance to ceftolozane-tazobactam during CR-Pseudomonas aeruginosa infections 120

Resistance frequently emerges early 65 y/o woman; double lung transplant for COPD. Fever; shortness of breath. On admission required ventilation. 0 10 20 30 40 50 60DAY Pneumonia Meropenem Septic shock Altered mental status C-R K. pneumoniae TREATMENT LAB RESULT Ceftazidime- avibactam 2 types of ESBL K. pneumoniae ESBL K. pneumoniae C-R & ESBL K. pneumoniae Meropenem Persistent hypotension and pneumonia New fevers persistent pneumonia CTB Meropenem + Gentamicin Resistance emerged on therapy 121

Cases of Ceftazidime-avibactam resistance Patient Days of drug therapy Treatment regimen Outcome at 30 days 1 10 Monotherapy Failure 2 19 Monotherapy Failure 3 15 Monotherapy Success w/ relapse 4 15 + inhaled gent Failure 5 15 Monotherapy Failure 6 7 Monotherapy Failure 7* 15 Monotherapy Success w/ relapse 8 25 Monotherapy Failure 9 31 + inhaled/IV gent Failure 122

Cases of Ceftazidime-avibactam resistance Patient Days of drug therapy Treatment regimen Outcome at 30 days 1 10 Monotherapy Failure 2 19 Monotherapy Failure 3 15 Monotherapy Success w/ relapse 4 15 + inhaled gent Failure 5 15 Monotherapy Failure 6 7 Monotherapy Failure 7* 15 Monotherapy Success w/ relapse 8 25 Monotherapy Failure 9 31 + inhaled/IV gent Failure New antibiotics with multi-modal mechanisms of action CLINICAL NEED: 123

Where are we at UPMC? • Highly-resistant Gram negative pathogens are firmly entrenched • New agents in the pipeline are not the answer • We advocate combination antibiotic therapy to try to achieve synergy and limit resistance 124 new antibioticsWe need 125

paradigmnewWe need a 126

paradigmnewWe need a Cloudbreak • Direct activity and broader range • Synergy with SOC • Immune augmentation • Hard to treat pathogens • Combination Rx • Activating host defenses, even in transplant recipients Multi-modal mechanism Promising Clinical Utility 127

A recent case at UPMC 65 y/o woman; double lung transplant for COPD. Fever; shortness of breath. On admission required ventilation. 0 10 20 30 40 50 60DAY Pneumonia Septic shock Altered mental status C-R K. pneumoniae 2 types of ESBL K. pneumoniae CTB CLOUDBREAK CLOUDBREAK CLOUDBREAK $728,035 DAY 25 DAY 54 128

Conclusions Cloudbreak™ is potentially a major step forward in treating patients with highly resistant Gram negative infections • Broad spectrum activity • Novel, multi-modality treatment paradigms • Conceptual advance by incorporating native host defenses into treatment 129

130 Introducing Dr. Kevin Forrest  Chief Strategy Officer, Cidara Therapeutics

Platform Overview Cloudbreak Antifungal Update Future platform expansion Antibacterial Update

132 Physically connects the immune system with the pathogen Vaccine Primes the immune system Therapeutic Targets the pathogen The strengths of both systems Cloudbreak™ Cloudbreak: antimicrobial immunotherapy

133 Cloudbreak: inspired by cancer immunotherapy Binds conserved cell surface target Engages innate or adaptive immune system TARGETING MOIETY Microbe Immune Component TM EM EFFECTOR MOIETY

134 Cloudbreak IP Methods of use + Composition of matter Novel Targeting Moieties Novel TM/EM combos Ability to target specific pathogens and engage immune system Additional filings underway Know-how (positive and negative approaches)

Platform Overview Cloudbreak Antifungal Update Future platform expansion Antibacterial Update

136 CD201 trimodal mechanism Direct kill: novel TM tightly binds conserved Gram-negative target to kill bacteria Gram-neg pathogen 1

137 CD201 trimodal mechanism Direct kill: novel TM tightly binds conserved Gram-negative target to kill bacteria Gram-neg pathogen Immunomodulatory: EM recruits and initiates an innate immune system response 1 2

138 CD201 trimodal mechanism Direct kill: novel TM tightly binds conserved Gram-negative target to kill bacteria Gram-neg pathogen Immunomodulatory: EM recruits and initiates an innate immune system response 1 2 Potentiation: Enhances permeability of standard of care therapeutics to provide additional efficacy 3

139 CD201 TM designed to address mcr-1 resistance colistin C-567 CD201 Percentage of LPS Binding >250 compounds prepared and evaluated 0 20 40 60 80 100 45% 94% 96%TM EM TM

CD201: intrinsic activity vs. resistant pathogens

	MIC (µg/mL)						
	E. coli BW25113	*E. coli* BW25113 (*mcr-1*)	*E. coli* BAA-2469 (CRE)	*K. pneumo* 10031	*A. baum* 6971 (COL^{R})	*A. baum* 8537 (COL^{R})	*P. aerug* PAO1
CD201	2	2	2	2	2	2	2
COL	0.25	4	0.5	0.5	64	128	1
MERO	0.06	0.06	32	0.5	64	128	128

Gram negative pathogens: MIC_{90} 2-4 µg/mL

MIC_{90} for MDR isolates*: 2-16 µg/mL

Low frequency of resistance (<1.5×10^{-9} vs. 2.4×10^{-9} with colistin)

Higher potency compounds have since been identified

*Colisitin^{R}, aminoglycoside^{R}, fluoroquinolone^{R}, carbapenem^{R}

140

141 CD201 recruits antibody to E. coli 0.6 0.5 0.4 0.3 0.2 0.1 0.0 10-2 10-1 100 101 102 103 104 Compound (ng) Absorbance (A450 nm) C-567 CD201 TM EM TM Similar results demonstrated with additional E. coli, Pseudomonas and Klebsiella strains E. coli BW25113

142 Robust Cloudbreak effect in human whole blood Test articles used at sub-MIC concentrations E. coli ATCC 25922 0 2x104 4x104 6x104 8x104 CD201 (0.01 M) C-567 (0.01 M) Colistin (0.01 M) Blood alone TM EM TM P<0.0001 CFU/mL Cloudbreak effect is specific for Ab

143 CD201 efficacy: mouse E. coli septicemia model Mean log10 CFUs/g kidneys at 16 hours E. coli ATCC 25922 P<0.01 LOD Vehicle + rAb Colistin 1 mpk CD201 3 mpk CD201 3 mpk + rAb 0 2 4 6 8 Similar results observed with Pseudomonas and Klebsiella 2/6* 6/6* 6/6* 12/12* *Surviving Animals/Total

CD201 efficacy: mouse neutropenic thigh model



CD201 in E. coli ATCC 25922
Thigh Burden (CFU/g, Log10)
0
2
4
6
8
10
Vehicle (1x PBS)
Colistin 3 mpk qd, IP
CD201 5 mpk, bid, IV
CD201 10 mpk, bid, IP
LOD

144

145 CARB-X partnership accelerates CD201

146 CD201 next steps Continue to build in vivo safety and efficacy profile in vivo lung efficacy in process multi-species in vivo safety in process Advance IND-enabling studies Continue to advance backup TM/EM conjugates Present additional details at upcoming conferences

Platform Overview Cloudbreak Antifungal Update Future platform expansion Antibacterial Update

148 C-403 cloudbreak antifungal Direct kill: novel TM tightly binds conserved Gram-negative target to kill bacteria Yeast/Mould Immunomodulatory: EM recruits and initiates an innate immune system response 1 2

C-403 *in vitro* microbiology

In vitro activity of C-403 and its TM-only analog.

	Antifungal activity (μg/mL)						
Compound	*A. fumigatus* ATCC 13073	*A. fumigatus* ATCC 13073 + 50% FBS	*A. fumigatus* MYA-4609	*A. flavus* MYA-3631	*A. niger* ATCC 16404	*C. albicans* ATCC 90028	*C. glabrata* ATCC 90030
C-403	0.015	0.25	0.06	0.008	0.015	0.12	0.5
TM-only	0.015	0.03	0.015	0.002	0.008	0.06	0.06
AMB	0.25	0.5	0.12	0.5	0.125	0.5	0.25

149

150 C-403 in vitro immunology TM onlyC-403 TMTM EM Aspergillus fumigatus (red)

C-403 *in vivo* efficacy

Disseminated aspergillosis infection model in neutropenic ICR mice


Vehicle + Ab
C-403, 0.3 mpk
C-403 0.3 mpk + Ab
C-403, 3 mpk + Ab
Cloudbreak Activity
% Survival
Days
100
80
60
40
20
0
2
4
6
8
10
12

151

152 C-403 Next steps Continue to build out in vivo and ex vivo efficacy and safety Evaluate for potential life cycle management of CD101

Platform Overview Cloudbreak Antifungal Update Future platform expansion Antibacterial Update

154 EFFECTOR MOIETYTARGETING MOIETY Microbe Immune Component TM EM Antibacterial IgM/IgG engager Short acting agent PK/PD CD201: first generation cloudbreak antibacterial

155 EFFECTOR MOIETYTARGETING MOIETY Microbe Immune Component TM EM Antibacterial Short-acting agent PK/PD C-403: Cloudbreak antifungal Antifungal Long-acting agent IgM/IgG engager

156 EFFECTOR MOIETYTARGETING MOIETY Microbe Immune Component TM EM Short-acting agent PK/PD Cloudbreak platform: rational design Long-acting agent Antibacterial Antiviral Neutrophil recruiter Macrophage recruiter NK/T cell engagers ADCC/CDC Prodrugs Formulations Antifungal IgM/IgG engager

157 EFFECTOR MOIETYTARGETING MOIETY Microbe Immune Component TM EM Short-acting agent PK/PD ADC: 2nd generation Cloudbreak antibacterial Long-acting agent Antibacterial Neutrophil recruiter Macrophage recruiter NK/T cell engagers ADCC/CDC Prodrugs Formulations IgM/IgG engager Antiviral Antifungal

158 CTC-010 Colistin 0.1 0.9 0.4 0.2 0.1 0.9 0.8 1.8 MIC (uM) Cloudbreak antibacterial ADC TM E. coli E. coli 50% FBS P. aeruginosa K. pneumoniae CTC-010 Colistin 8 1 32 0.25 8 1 64 2 MIC (ug/mL) TM CTC-010 Antibiotic-Fc conjugate (mouse IgG2a) Multiple leads identified with robust, broad spectrum G- activity

159 ADC-mediated binding to E. coli CTC-005 CTC-011Negative control

160 100% 80 60 40 20 0 0 24 48 72 96 CTC-004 in vivo efficacy CTC-004 (10mpk) Vehicle CTC-004 (1mpk and 20mpk) Colistin or CTC-004 (3mpk) E. coli Sepsis – 96 hour Survival (%) E. coli septicemia model (single dose, 1 hr. prior to infection). n=10.

161 Cloudbreak first vs. second generation mouse PK

162 Wrap-up CD201 development candidate being advanced under CARB-X funding Broad platform established with potential applications across ID Second generation antibacterial ADCs being pursued

163 Introducing Matt Onaitis  CFO and General Counsel, Cidara Therapeutics

Finance

165 Executive Summary  New information on programs, updated financial data (CD101 for prophylaxis and CD201 for multi- drug resistant Gram-negative bacterial infections)  Caveat: All timelines, cost and revenue estimates are subject to change based on regulatory, non-clinical, clinical and other developments

166 Development Program Estimated Timelines 2016 2017 2018 2019 2020 2021 CD101 IV for systemic infections CD101 IV for prophylaxis CD201 Ph2 Candidemia Ph3 Candidemia and Inv. Candidiasis Ph2 Invasive CandidiasisData Data NDA IND-enabling activities IND Ph1 SAD/MAD Study Data Phase 2/3 Data Prophylaxis Ph2, or Data Prophylaxis Ph2b/3 Data

167 Cash burn  2016 year-end cash: $104.6M  2017 expected cash burn: ~$60-65M  CD101 IV: Phase 3 candidemia and Phase 2 invasive candidiasis expected to cost approx. $50M total  Approx. $10M of $45M savings from CD101 topical program to be reallocated to CD101 prophylaxis Phase 2 study  CD201: CARB-X  Reimburses 66% of specified expenses through Phase 1:  Base phase: up to $3.9MM through IND acceptance  Option phase: up to $3.0MM from IND through Phase 1

168 US Peak Sales Estimates  For CD101, estimates of peak sales from earlier were:  ~$455M for treatment  ~$120-360M for prophylaxis, depending on case  Potential peak sales for CD201 are based on analog set of broad-spectrum, Gram-negative antibacterials: Avycaz (Allergan) Zerbaxa (Merck) Plazomycin (Achaogen) Carbavance (MedCo) Average Wall Street Consensus Peak Sales Estimate: ~ $500M

169 Potential US Peak Sales Scenario Build 1. $200 $255 US CD101 TREATMENT inpatient outpatient $455M TOTAL

170 Potential US Peak Sales Scenario Build 1. 2. $200 $255 US CD101 TREATMENT inpatient outpatient US CD101 PROPHYLAXIS $200 $255 $120 Go-To for Intolerant $575M $455M TOTAL

171 Potential US Peak Sales Scenario Build 1. 2. 3. $200 $255 US CD101 TREATMENT inpatient outpatient $200 $255 $360 US CD101 PROPHYLAXIS $200 $255 $120 Go-To for Intolerant Game Changer $815M $575M $455M TOTAL

172 Potential US Peak Sales Scenario Build 1. 2. 3. 4. $200 $255 US CD101 TREATMENT inpatient outpatient $200 $255 $360 US CD101 PROPHYLAXIS $200 $255 $120 $200 $255 $360 [?] [?]$500 US CD201 TREATMENT Go-To for Intolerant Game Changer $1.3B $815M $575M $455M TOTAL

173 Potential US Peak Sales Scenario Build 1. 2. 3. 4. $200 $255 US CD101 TREATMENT inpatient outpatient $200 $255 $360 US CD101 PROPHYLAXIS $200 $255 $120 $200 $255 $360 [?] [?]$500 US CD201 TREATMENT EX-US $ Market Value U.S.≈ Go-To for Intolerant Game Changer $1.3B $815M $575M $455M TOTAL

Conclusion and Q&A